Calculation of Filing Fee Tables
S-3
Strategy Inc
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Equity	Class A Common Stock, $0.001 par value per share	457(o)			$ 21,000,000,000.00	0.0001381	$ 2,900,100.00
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 21,000,000,000.00		$ 2,900,100.00
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 692,831.44
			Net Fee Due:						$ 2,207,268.56
Offering Note
[1]	The registration fee is calculated in accordance with Rule 457(o) under the Securities Act of 1933, as amended (the "Securities Act"), based on the proposed maximum aggregate offering price and Rule 457(r) under the Securities Act. In accordance with Rules 465(b) and 457(r) under the Securities Act, the registrant initially deferred payment of all of the registration fee with respect to an indeterminate amount of the registrant's class A common stock being registered under Registration Statement No. 333-284510 filed with the Securities and Exchange Commission on January 27, 2025 (the "Registration Statement") as may from time to time be offered under the Registration Statement at indeterminate prices.

Table 2: Fee Offset Claims and Sources	☐Not Applicable
		Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims
Fee Offset Sources
Rule 457(p)
Fee Offset Claims	1	Strategy Inc	S-3	333-284510	03/10/2025		$ 305,109.49	Equity	8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share		$ 305,109.49
Fee Offset Claims	2	Strategy Inc	S-3	333-284510	05/01/2025		$ 237,815.47	Equity	Class A Common Stock, $0.001 par value per share		$ 237,815.47
Fee Offset Claims	3	Strategy Inc	S-3	333-284510	05/22/2025		$ 24,899.50	Equity	10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share		$ 24,899.50
Fee Offset Claims	4	Strategy Inc	S-3	333-284510	07/07/2025		$ 62,006.98	Equity	10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share		$ 62,006.98
Fee Offset Claims	5	Strategy Inc	S-3	333-284510	07/31/2025		$ 63,000.00	Equity	Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share		$ 63,000.00
Fee Offset Sources	6	Strategy Inc	S-3	333-284510		11/04/2025						$ 305,109.49
Fee Offset Sources	7	Strategy Inc	S-3	333-284510		11/04/2025						$ 237,815.47
Fee Offset Sources	8	Strategy Inc	S-3	333-284510		11/04/2025						$ 24,899.50
Fee Offset Sources	9	Strategy Inc	S-3	333-284510		11/04/2025						$ 62,006.98
Fee Offset Sources	10	Strategy Inc	S-3	333-284510		11/04/2025						$ 63,000.00
Rule 457(p) Statement of Withdrawal, Termination, or Completion:
[1]	On March 10, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 8.00% Series A Perpetual Strike Preferred Stock (the "STRK Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated March 10, 2025, with the sales agents named therein (the "Prior STRK Sales Agreement", and such offering, the "Prior STRK ATM Offering"). The Prior STRK Sales Agreement and the Prior STRK ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $659,367,643.36 of shares of STRK Stock under the Prior STRK ATM Offering and the balance of $20,340,632,356.64 (the "Unsold STRK Stock") of shares of STRK Stock registered for offer and sale in the Prior STRK ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $3,114,150.82 (the "Prior STRK Fee Offset"). On November 4, 2025, the registrant entered into an Omnibus Sales Agreement with the sales agents named therein (the "Omnibus Sales Agreement") and filed a prospectus supplement annex relating to the offering of shares of STRK Stock having an aggregate offering price of up to $20,340,632,356.64 pursuant to the Omnibus Sales Agreement (the "Consolidated STRK ATM Offering"), and the registrant applied $2,809,041.33 of the Prior STRK Fee Offset to the registration of such shares of STRK Stock and the balance of $305,109.49 of the Prior STRK Fee Offset remained unused. On May 1, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its class A common stock (the "Class A Common") that were able to be issued and sold from time to time under a Sales Agreement, dated May 1, 2025, with the sales agents named therein (the "Prior Common Sales Agreement", and such offering, the "Prior Common ATM Offering"). The Prior Common Sales Agreement and the Prior Common ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $5,145,634,734.46 of shares of Class A Common under the Prior Common ATM Offering and the balance of $15,854,365,265.54 (the "Unsold Class A Common Stock") of the shares of Class A Common registered for offer and sale in the Prior Common ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $2,427,303.33 (the "Prior Common Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of Class A Common having an aggregate offering price of up to $15,854,365,265.54 pursuant to the Omnibus Sales Agreement, and the registrant applied $2,189,487.85 of the Prior Common Fee Offset to the registration of such shares of Class A Common and the balance of $237,815.47 of the Prior Common Fee Offset remained unused. On May 22, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Strife Preferred Stock (the "STRF Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated May 22, 2025, with the sales agents named therein (the "Prior STRF Sales Agreement", and such offering, the "Prior STRF ATM Offering"). The Prior STRF Sales Agreement and the Prior STRF ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $440,032,473.12 of shares of STRF Stock under the Prior STRF ATM Offering and the balance of $1,659,967,526.88 (the "Unsold STRF Stock") of shares of STRF Stock registered for offer and sale in the Prior STRF ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $254,141.03 (the "Prior STRF Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $1,659,967,526.88 pursuant to the Omnibus Sales Agreement, and the registrant applied $229,241.52 of the Prior STRF Fee Offset to the registration of such shares of STRF Stock and the balance of $24,899.50 of the Prior STRF Fee Offset remained unused. On July 7, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Stride Preferred Stock (the "STRD Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated July 7, 2025, with the sales agents named therein (the "Prior STRD Sales Agreement", and such offering, the "Prior STRD ATM Offering"). The Prior STRD Sales Agreement and the Prior STRD ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $66,200,887.33 of shares of STRD Stock under the Prior STRD ATM Offering and the balance of $4,133,799,112.67 (the "Unsold STRD Stock") of shares of STRD Stock registered for offer and sale in the Prior STRD ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $632,884.65 (the "Prior STRD Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $4,133,799,112.67 pursuant to the Omnibus Sales Agreement, and the registrant applied $570,877.66 of the Prior STRF Fee Offset to the registration of such shares of STRD Stock and the balance of $62,006.98 of the Prior STRD Fee Offset remained unused. On July 31, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its STRC Stock that were able to be issued and sold from time to time under a Sales Agreement, dated July 31, 2025, with the sales agents named therein (the "Prior STRC Sales Agreement", and such offering, the "Prior STRC ATM Offering"). The Prior STRC Sales Agreement and the Prior STRC ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had not sold any shares of STRC Stock under the Prior STRC ATM Offering and all of the $4,200,000,000 (the "Unsold STRC Stock") of shares of STRC Stock registered for offer and sale in the Prior STRC ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $643,020.00 (the "Prior STRC Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRC Stock having an aggregate offering price of up to $4,200,000,000 pursuant to the Omnibus Sales Agreement, and the registrant applied $580,020.00 of the Prior STRC Fee Offset to the registration of such shares of STRC Stock and the balance of $63,000.00 of the Prior STRC Fee Offset remained unused.

[2]	On March 10, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 8.00% Series A Perpetual Strike Preferred Stock (the "STRK Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated March 10, 2025, with the sales agents named therein (the "Prior STRK Sales Agreement", and such offering, the "Prior STRK ATM Offering"). The Prior STRK Sales Agreement and the Prior STRK ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $659,367,643.36 of shares of STRK Stock under the Prior STRK ATM Offering and the balance of $20,340,632,356.64 (the "Unsold STRK Stock") of shares of STRK Stock registered for offer and sale in the Prior STRK ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $3,114,150.82 (the "Prior STRK Fee Offset"). On November 4, 2025, the registrant entered into an Omnibus Sales Agreement with the sales agents named therein (the "Omnibus Sales Agreement") and filed a prospectus supplement annex relating to the offering of shares of STRK Stock having an aggregate offering price of up to $20,340,632,356.64 pursuant to the Omnibus Sales Agreement (the "Consolidated STRK ATM Offering"), and the registrant applied $2,809,041.33 of the Prior STRK Fee Offset to the registration of such shares of STRK Stock and the balance of $305,109.49 of the Prior STRK Fee Offset remained unused. On May 1, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its class A common stock (the "Class A Common") that were able to be issued and sold from time to time under a Sales Agreement, dated May 1, 2025, with the sales agents named therein (the "Prior Common Sales Agreement", and such offering, the "Prior Common ATM Offering"). The Prior Common Sales Agreement and the Prior Common ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $5,145,634,734.46 of shares of Class A Common under the Prior Common ATM Offering and the balance of $15,854,365,265.54 (the "Unsold Class A Common Stock") of the shares of Class A Common registered for offer and sale in the Prior Common ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $2,427,303.33 (the "Prior Common Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of Class A Common having an aggregate offering price of up to $15,854,365,265.54 pursuant to the Omnibus Sales Agreement, and the registrant applied $2,189,487.85 of the Prior Common Fee Offset to the registration of such shares of Class A Common and the balance of $237,815.47 of the Prior Common Fee Offset remained unused. On May 22, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Strife Preferred Stock (the "STRF Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated May 22, 2025, with the sales agents named therein (the "Prior STRF Sales Agreement", and such offering, the "Prior STRF ATM Offering"). The Prior STRF Sales Agreement and the Prior STRF ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $440,032,473.12 of shares of STRF Stock under the Prior STRF ATM Offering and the balance of $1,659,967,526.88 (the "Unsold STRF Stock") of shares of STRF Stock registered for offer and sale in the Prior STRF ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $254,141.03 (the "Prior STRF Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $1,659,967,526.88 pursuant to the Omnibus Sales Agreement, and the registrant applied $229,241.52 of the Prior STRF Fee Offset to the registration of such shares of STRF Stock and the balance of $24,899.50 of the Prior STRF Fee Offset remained unused. On July 7, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Stride Preferred Stock (the "STRD Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated July 7, 2025, with the sales agents named therein (the "Prior STRD Sales Agreement", and such offering, the "Prior STRD ATM Offering"). The Prior STRD Sales Agreement and the Prior STRD ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $66,200,887.33 of shares of STRD Stock under the Prior STRD ATM Offering and the balance of $4,133,799,112.67 (the "Unsold STRD Stock") of shares of STRD Stock registered for offer and sale in the Prior STRD ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $632,884.65 (the "Prior STRD Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $4,133,799,112.67 pursuant to the Omnibus Sales Agreement, and the registrant applied $570,877.66 of the Prior STRF Fee Offset to the registration of such shares of STRD Stock and the balance of $62,006.98 of the Prior STRD Fee Offset remained unused. On July 31, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its STRC Stock that were able to be issued and sold from time to time under a Sales Agreement, dated July 31, 2025, with the sales agents named therein (the "Prior STRC Sales Agreement", and such offering, the "Prior STRC ATM Offering"). The Prior STRC Sales Agreement and the Prior STRC ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had not sold any shares of STRC Stock under the Prior STRC ATM Offering and all of the $4,200,000,000 (the "Unsold STRC Stock") of shares of STRC Stock registered for offer and sale in the Prior STRC ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $643,020.00 (the "Prior STRC Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRC Stock having an aggregate offering price of up to $4,200,000,000 pursuant to the Omnibus Sales Agreement, and the registrant applied $580,020.00 of the Prior STRC Fee Offset to the registration of such shares of STRC Stock and the balance of $63,000.00 of the Prior STRC Fee Offset remained unused.

[3]	On March 10, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 8.00% Series A Perpetual Strike Preferred Stock (the "STRK Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated March 10, 2025, with the sales agents named therein (the "Prior STRK Sales Agreement", and such offering, the "Prior STRK ATM Offering"). The Prior STRK Sales Agreement and the Prior STRK ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $659,367,643.36 of shares of STRK Stock under the Prior STRK ATM Offering and the balance of $20,340,632,356.64 (the "Unsold STRK Stock") of shares of STRK Stock registered for offer and sale in the Prior STRK ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $3,114,150.82 (the "Prior STRK Fee Offset"). On November 4, 2025, the registrant entered into an Omnibus Sales Agreement with the sales agents named therein (the "Omnibus Sales Agreement") and filed a prospectus supplement annex relating to the offering of shares of STRK Stock having an aggregate offering price of up to $20,340,632,356.64 pursuant to the Omnibus Sales Agreement (the "Consolidated STRK ATM Offering"), and the registrant applied $2,809,041.33 of the Prior STRK Fee Offset to the registration of such shares of STRK Stock and the balance of $305,109.49 of the Prior STRK Fee Offset remained unused. On May 1, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its class A common stock (the "Class A Common") that were able to be issued and sold from time to time under a Sales Agreement, dated May 1, 2025, with the sales agents named therein (the "Prior Common Sales Agreement", and such offering, the "Prior Common ATM Offering"). The Prior Common Sales Agreement and the Prior Common ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $5,145,634,734.46 of shares of Class A Common under the Prior Common ATM Offering and the balance of $15,854,365,265.54 (the "Unsold Class A Common Stock") of the shares of Class A Common registered for offer and sale in the Prior Common ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $2,427,303.33 (the "Prior Common Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of Class A Common having an aggregate offering price of up to $15,854,365,265.54 pursuant to the Omnibus Sales Agreement, and the registrant applied $2,189,487.85 of the Prior Common Fee Offset to the registration of such shares of Class A Common and the balance of $237,815.47 of the Prior Common Fee Offset remained unused. On May 22, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Strife Preferred Stock (the "STRF Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated May 22, 2025, with the sales agents named therein (the "Prior STRF Sales Agreement", and such offering, the "Prior STRF ATM Offering"). The Prior STRF Sales Agreement and the Prior STRF ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $440,032,473.12 of shares of STRF Stock under the Prior STRF ATM Offering and the balance of $1,659,967,526.88 (the "Unsold STRF Stock") of shares of STRF Stock registered for offer and sale in the Prior STRF ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $254,141.03 (the "Prior STRF Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $1,659,967,526.88 pursuant to the Omnibus Sales Agreement, and the registrant applied $229,241.52 of the Prior STRF Fee Offset to the registration of such shares of STRF Stock and the balance of $24,899.50 of the Prior STRF Fee Offset remained unused. On July 7, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Stride Preferred Stock (the "STRD Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated July 7, 2025, with the sales agents named therein (the "Prior STRD Sales Agreement", and such offering, the "Prior STRD ATM Offering"). The Prior STRD Sales Agreement and the Prior STRD ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $66,200,887.33 of shares of STRD Stock under the Prior STRD ATM Offering and the balance of $4,133,799,112.67 (the "Unsold STRD Stock") of shares of STRD Stock registered for offer and sale in the Prior STRD ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $632,884.65 (the "Prior STRD Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $4,133,799,112.67 pursuant to the Omnibus Sales Agreement, and the registrant applied $570,877.66 of the Prior STRF Fee Offset to the registration of such shares of STRD Stock and the balance of $62,006.98 of the Prior STRD Fee Offset remained unused. On July 31, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its STRC Stock that were able to be issued and sold from time to time under a Sales Agreement, dated July 31, 2025, with the sales agents named therein (the "Prior STRC Sales Agreement", and such offering, the "Prior STRC ATM Offering"). The Prior STRC Sales Agreement and the Prior STRC ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had not sold any shares of STRC Stock under the Prior STRC ATM Offering and all of the $4,200,000,000 (the "Unsold STRC Stock") of shares of STRC Stock registered for offer and sale in the Prior STRC ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $643,020.00 (the "Prior STRC Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRC Stock having an aggregate offering price of up to $4,200,000,000 pursuant to the Omnibus Sales Agreement, and the registrant applied $580,020.00 of the Prior STRC Fee Offset to the registration of such shares of STRC Stock and the balance of $63,000.00 of the Prior STRC Fee Offset remained unused.

[4]	On March 10, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 8.00% Series A Perpetual Strike Preferred Stock (the "STRK Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated March 10, 2025, with the sales agents named therein (the "Prior STRK Sales Agreement", and such offering, the "Prior STRK ATM Offering"). The Prior STRK Sales Agreement and the Prior STRK ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $659,367,643.36 of shares of STRK Stock under the Prior STRK ATM Offering and the balance of $20,340,632,356.64 (the "Unsold STRK Stock") of shares of STRK Stock registered for offer and sale in the Prior STRK ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $3,114,150.82 (the "Prior STRK Fee Offset"). On November 4, 2025, the registrant entered into an Omnibus Sales Agreement with the sales agents named therein (the "Omnibus Sales Agreement") and filed a prospectus supplement annex relating to the offering of shares of STRK Stock having an aggregate offering price of up to $20,340,632,356.64 pursuant to the Omnibus Sales Agreement (the "Consolidated STRK ATM Offering"), and the registrant applied $2,809,041.33 of the Prior STRK Fee Offset to the registration of such shares of STRK Stock and the balance of $305,109.49 of the Prior STRK Fee Offset remained unused. On May 1, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its class A common stock (the "Class A Common") that were able to be issued and sold from time to time under a Sales Agreement, dated May 1, 2025, with the sales agents named therein (the "Prior Common Sales Agreement", and such offering, the "Prior Common ATM Offering"). The Prior Common Sales Agreement and the Prior Common ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $5,145,634,734.46 of shares of Class A Common under the Prior Common ATM Offering and the balance of $15,854,365,265.54 (the "Unsold Class A Common Stock") of the shares of Class A Common registered for offer and sale in the Prior Common ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $2,427,303.33 (the "Prior Common Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of Class A Common having an aggregate offering price of up to $15,854,365,265.54 pursuant to the Omnibus Sales Agreement, and the registrant applied $2,189,487.85 of the Prior Common Fee Offset to the registration of such shares of Class A Common and the balance of $237,815.47 of the Prior Common Fee Offset remained unused. On May 22, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Strife Preferred Stock (the "STRF Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated May 22, 2025, with the sales agents named therein (the "Prior STRF Sales Agreement", and such offering, the "Prior STRF ATM Offering"). The Prior STRF Sales Agreement and the Prior STRF ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $440,032,473.12 of shares of STRF Stock under the Prior STRF ATM Offering and the balance of $1,659,967,526.88 (the "Unsold STRF Stock") of shares of STRF Stock registered for offer and sale in the Prior STRF ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $254,141.03 (the "Prior STRF Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $1,659,967,526.88 pursuant to the Omnibus Sales Agreement, and the registrant applied $229,241.52 of the Prior STRF Fee Offset to the registration of such shares of STRF Stock and the balance of $24,899.50 of the Prior STRF Fee Offset remained unused. On July 7, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Stride Preferred Stock (the "STRD Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated July 7, 2025, with the sales agents named therein (the "Prior STRD Sales Agreement", and such offering, the "Prior STRD ATM Offering"). The Prior STRD Sales Agreement and the Prior STRD ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $66,200,887.33 of shares of STRD Stock under the Prior STRD ATM Offering and the balance of $4,133,799,112.67 (the "Unsold STRD Stock") of shares of STRD Stock registered for offer and sale in the Prior STRD ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $632,884.65 (the "Prior STRD Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $4,133,799,112.67 pursuant to the Omnibus Sales Agreement, and the registrant applied $570,877.66 of the Prior STRF Fee Offset to the registration of such shares of STRD Stock and the balance of $62,006.98 of the Prior STRD Fee Offset remained unused. On July 31, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its STRC Stock that were able to be issued and sold from time to time under a Sales Agreement, dated July 31, 2025, with the sales agents named therein (the "Prior STRC Sales Agreement", and such offering, the "Prior STRC ATM Offering"). The Prior STRC Sales Agreement and the Prior STRC ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had not sold any shares of STRC Stock under the Prior STRC ATM Offering and all of the $4,200,000,000 (the "Unsold STRC Stock") of shares of STRC Stock registered for offer and sale in the Prior STRC ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $643,020.00 (the "Prior STRC Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRC Stock having an aggregate offering price of up to $4,200,000,000 pursuant to the Omnibus Sales Agreement, and the registrant applied $580,020.00 of the Prior STRC Fee Offset to the registration of such shares of STRC Stock and the balance of $63,000.00 of the Prior STRC Fee Offset remained unused.

[5]	On March 10, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 8.00% Series A Perpetual Strike Preferred Stock (the "STRK Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated March 10, 2025, with the sales agents named therein (the "Prior STRK Sales Agreement", and such offering, the "Prior STRK ATM Offering"). The Prior STRK Sales Agreement and the Prior STRK ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $659,367,643.36 of shares of STRK Stock under the Prior STRK ATM Offering and the balance of $20,340,632,356.64 (the "Unsold STRK Stock") of shares of STRK Stock registered for offer and sale in the Prior STRK ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $3,114,150.82 (the "Prior STRK Fee Offset"). On November 4, 2025, the registrant entered into an Omnibus Sales Agreement with the sales agents named therein (the "Omnibus Sales Agreement") and filed a prospectus supplement annex relating to the offering of shares of STRK Stock having an aggregate offering price of up to $20,340,632,356.64 pursuant to the Omnibus Sales Agreement (the "Consolidated STRK ATM Offering"), and the registrant applied $2,809,041.33 of the Prior STRK Fee Offset to the registration of such shares of STRK Stock and the balance of $305,109.49 of the Prior STRK Fee Offset remained unused. On May 1, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its class A common stock (the "Class A Common") that were able to be issued and sold from time to time under a Sales Agreement, dated May 1, 2025, with the sales agents named therein (the "Prior Common Sales Agreement", and such offering, the "Prior Common ATM Offering"). The Prior Common Sales Agreement and the Prior Common ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $5,145,634,734.46 of shares of Class A Common under the Prior Common ATM Offering and the balance of $15,854,365,265.54 (the "Unsold Class A Common Stock") of the shares of Class A Common registered for offer and sale in the Prior Common ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $2,427,303.33 (the "Prior Common Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of Class A Common having an aggregate offering price of up to $15,854,365,265.54 pursuant to the Omnibus Sales Agreement, and the registrant applied $2,189,487.85 of the Prior Common Fee Offset to the registration of such shares of Class A Common and the balance of $237,815.47 of the Prior Common Fee Offset remained unused. On May 22, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Strife Preferred Stock (the "STRF Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated May 22, 2025, with the sales agents named therein (the "Prior STRF Sales Agreement", and such offering, the "Prior STRF ATM Offering"). The Prior STRF Sales Agreement and the Prior STRF ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $440,032,473.12 of shares of STRF Stock under the Prior STRF ATM Offering and the balance of $1,659,967,526.88 (the "Unsold STRF Stock") of shares of STRF Stock registered for offer and sale in the Prior STRF ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $254,141.03 (the "Prior STRF Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $1,659,967,526.88 pursuant to the Omnibus Sales Agreement, and the registrant applied $229,241.52 of the Prior STRF Fee Offset to the registration of such shares of STRF Stock and the balance of $24,899.50 of the Prior STRF Fee Offset remained unused. On July 7, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Stride Preferred Stock (the "STRD Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated July 7, 2025, with the sales agents named therein (the "Prior STRD Sales Agreement", and such offering, the "Prior STRD ATM Offering"). The Prior STRD Sales Agreement and the Prior STRD ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $66,200,887.33 of shares of STRD Stock under the Prior STRD ATM Offering and the balance of $4,133,799,112.67 (the "Unsold STRD Stock") of shares of STRD Stock registered for offer and sale in the Prior STRD ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $632,884.65 (the "Prior STRD Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $4,133,799,112.67 pursuant to the Omnibus Sales Agreement, and the registrant applied $570,877.66 of the Prior STRF Fee Offset to the registration of such shares of STRD Stock and the balance of $62,006.98 of the Prior STRD Fee Offset remained unused. On July 31, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its STRC Stock that were able to be issued and sold from time to time under a Sales Agreement, dated July 31, 2025, with the sales agents named therein (the "Prior STRC Sales Agreement", and such offering, the "Prior STRC ATM Offering"). The Prior STRC Sales Agreement and the Prior STRC ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had not sold any shares of STRC Stock under the Prior STRC ATM Offering and all of the $4,200,000,000 (the "Unsold STRC Stock") of shares of STRC Stock registered for offer and sale in the Prior STRC ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $643,020.00 (the "Prior STRC Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRC Stock having an aggregate offering price of up to $4,200,000,000 pursuant to the Omnibus Sales Agreement, and the registrant applied $580,020.00 of the Prior STRC Fee Offset to the registration of such shares of STRC Stock and the balance of $63,000.00 of the Prior STRC Fee Offset remained unused.

Offset Note
[6]	On March 10, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 8.00% Series A Perpetual Strike Preferred Stock (the "STRK Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated March 10, 2025, with the sales agents named therein (the "Prior STRK Sales Agreement", and such offering, the "Prior STRK ATM Offering"). The Prior STRK Sales Agreement and the Prior STRK ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $659,367,643.36 of shares of STRK Stock under the Prior STRK ATM Offering and the balance of $20,340,632,356.64 (the "Unsold STRK Stock") of shares of STRK Stock registered for offer and sale in the Prior STRK ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $3,114,150.82 (the "Prior STRK Fee Offset"). On November 4, 2025, the registrant entered into an Omnibus Sales Agreement with the sales agents named therein (the "Omnibus Sales Agreement") and filed a prospectus supplement annex relating to the offering of shares of STRK Stock having an aggregate offering price of up to $20,340,632,356.64 pursuant to the Omnibus Sales Agreement (the "Consolidated STRK ATM Offering"), and the registrant applied $2,809,041.33 of the Prior STRK Fee Offset to the registration of such shares of STRK Stock and the balance of $305,109.49 of the Prior STRK Fee Offset remained unused. On May 1, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its class A common stock (the "Class A Common") that were able to be issued and sold from time to time under a Sales Agreement, dated May 1, 2025, with the sales agents named therein (the "Prior Common Sales Agreement", and such offering, the "Prior Common ATM Offering"). The Prior Common Sales Agreement and the Prior Common ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $5,145,634,734.46 of shares of Class A Common under the Prior Common ATM Offering and the balance of $15,854,365,265.54 (the "Unsold Class A Common Stock") of the shares of Class A Common registered for offer and sale in the Prior Common ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $2,427,303.33 (the "Prior Common Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of Class A Common having an aggregate offering price of up to $15,854,365,265.54 pursuant to the Omnibus Sales Agreement, and the registrant applied $2,189,487.85 of the Prior Common Fee Offset to the registration of such shares of Class A Common and the balance of $237,815.47 of the Prior Common Fee Offset remained unused. On May 22, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Strife Preferred Stock (the "STRF Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated May 22, 2025, with the sales agents named therein (the "Prior STRF Sales Agreement", and such offering, the "Prior STRF ATM Offering"). The Prior STRF Sales Agreement and the Prior STRF ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $440,032,473.12 of shares of STRF Stock under the Prior STRF ATM Offering and the balance of $1,659,967,526.88 (the "Unsold STRF Stock") of shares of STRF Stock registered for offer and sale in the Prior STRF ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $254,141.03 (the "Prior STRF Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $1,659,967,526.88 pursuant to the Omnibus Sales Agreement, and the registrant applied $229,241.52 of the Prior STRF Fee Offset to the registration of such shares of STRF Stock and the balance of $24,899.50 of the Prior STRF Fee Offset remained unused. On July 7, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Stride Preferred Stock (the "STRD Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated July 7, 2025, with the sales agents named therein (the "Prior STRD Sales Agreement", and such offering, the "Prior STRD ATM Offering"). The Prior STRD Sales Agreement and the Prior STRD ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $66,200,887.33 of shares of STRD Stock under the Prior STRD ATM Offering and the balance of $4,133,799,112.67 (the "Unsold STRD Stock") of shares of STRD Stock registered for offer and sale in the Prior STRD ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $632,884.65 (the "Prior STRD Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $4,133,799,112.67 pursuant to the Omnibus Sales Agreement, and the registrant applied $570,877.66 of the Prior STRF Fee Offset to the registration of such shares of STRD Stock and the balance of $62,006.98 of the Prior STRD Fee Offset remained unused. On July 31, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its STRC Stock that were able to be issued and sold from time to time under a Sales Agreement, dated July 31, 2025, with the sales agents named therein (the "Prior STRC Sales Agreement", and such offering, the "Prior STRC ATM Offering"). The Prior STRC Sales Agreement and the Prior STRC ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had not sold any shares of STRC Stock under the Prior STRC ATM Offering and all of the $4,200,000,000 (the "Unsold STRC Stock") of shares of STRC Stock registered for offer and sale in the Prior STRC ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $643,020.00 (the "Prior STRC Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRC Stock having an aggregate offering price of up to $4,200,000,000 pursuant to the Omnibus Sales Agreement, and the registrant applied $580,020.00 of the Prior STRC Fee Offset to the registration of such shares of STRC Stock and the balance of $63,000.00 of the Prior STRC Fee Offset remained unused.

[7]	On March 10, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 8.00% Series A Perpetual Strike Preferred Stock (the "STRK Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated March 10, 2025, with the sales agents named therein (the "Prior STRK Sales Agreement", and such offering, the "Prior STRK ATM Offering"). The Prior STRK Sales Agreement and the Prior STRK ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $659,367,643.36 of shares of STRK Stock under the Prior STRK ATM Offering and the balance of $20,340,632,356.64 (the "Unsold STRK Stock") of shares of STRK Stock registered for offer and sale in the Prior STRK ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $3,114,150.82 (the "Prior STRK Fee Offset"). On November 4, 2025, the registrant entered into an Omnibus Sales Agreement with the sales agents named therein (the "Omnibus Sales Agreement") and filed a prospectus supplement annex relating to the offering of shares of STRK Stock having an aggregate offering price of up to $20,340,632,356.64 pursuant to the Omnibus Sales Agreement (the "Consolidated STRK ATM Offering"), and the registrant applied $2,809,041.33 of the Prior STRK Fee Offset to the registration of such shares of STRK Stock and the balance of $305,109.49 of the Prior STRK Fee Offset remained unused. On May 1, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its class A common stock (the "Class A Common") that were able to be issued and sold from time to time under a Sales Agreement, dated May 1, 2025, with the sales agents named therein (the "Prior Common Sales Agreement", and such offering, the "Prior Common ATM Offering"). The Prior Common Sales Agreement and the Prior Common ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $5,145,634,734.46 of shares of Class A Common under the Prior Common ATM Offering and the balance of $15,854,365,265.54 (the "Unsold Class A Common Stock") of the shares of Class A Common registered for offer and sale in the Prior Common ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $2,427,303.33 (the "Prior Common Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of Class A Common having an aggregate offering price of up to $15,854,365,265.54 pursuant to the Omnibus Sales Agreement, and the registrant applied $2,189,487.85 of the Prior Common Fee Offset to the registration of such shares of Class A Common and the balance of $237,815.47 of the Prior Common Fee Offset remained unused. On May 22, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Strife Preferred Stock (the "STRF Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated May 22, 2025, with the sales agents named therein (the "Prior STRF Sales Agreement", and such offering, the "Prior STRF ATM Offering"). The Prior STRF Sales Agreement and the Prior STRF ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $440,032,473.12 of shares of STRF Stock under the Prior STRF ATM Offering and the balance of $1,659,967,526.88 (the "Unsold STRF Stock") of shares of STRF Stock registered for offer and sale in the Prior STRF ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $254,141.03 (the "Prior STRF Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $1,659,967,526.88 pursuant to the Omnibus Sales Agreement, and the registrant applied $229,241.52 of the Prior STRF Fee Offset to the registration of such shares of STRF Stock and the balance of $24,899.50 of the Prior STRF Fee Offset remained unused. On July 7, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Stride Preferred Stock (the "STRD Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated July 7, 2025, with the sales agents named therein (the "Prior STRD Sales Agreement", and such offering, the "Prior STRD ATM Offering"). The Prior STRD Sales Agreement and the Prior STRD ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $66,200,887.33 of shares of STRD Stock under the Prior STRD ATM Offering and the balance of $4,133,799,112.67 (the "Unsold STRD Stock") of shares of STRD Stock registered for offer and sale in the Prior STRD ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $632,884.65 (the "Prior STRD Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $4,133,799,112.67 pursuant to the Omnibus Sales Agreement, and the registrant applied $570,877.66 of the Prior STRF Fee Offset to the registration of such shares of STRD Stock and the balance of $62,006.98 of the Prior STRD Fee Offset remained unused. On July 31, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its STRC Stock that were able to be issued and sold from time to time under a Sales Agreement, dated July 31, 2025, with the sales agents named therein (the "Prior STRC Sales Agreement", and such offering, the "Prior STRC ATM Offering"). The Prior STRC Sales Agreement and the Prior STRC ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had not sold any shares of STRC Stock under the Prior STRC ATM Offering and all of the $4,200,000,000 (the "Unsold STRC Stock") of shares of STRC Stock registered for offer and sale in the Prior STRC ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $643,020.00 (the "Prior STRC Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRC Stock having an aggregate offering price of up to $4,200,000,000 pursuant to the Omnibus Sales Agreement, and the registrant applied $580,020.00 of the Prior STRC Fee Offset to the registration of such shares of STRC Stock and the balance of $63,000.00 of the Prior STRC Fee Offset remained unused.

[8]	On March 10, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 8.00% Series A Perpetual Strike Preferred Stock (the "STRK Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated March 10, 2025, with the sales agents named therein (the "Prior STRK Sales Agreement", and such offering, the "Prior STRK ATM Offering"). The Prior STRK Sales Agreement and the Prior STRK ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $659,367,643.36 of shares of STRK Stock under the Prior STRK ATM Offering and the balance of $20,340,632,356.64 (the "Unsold STRK Stock") of shares of STRK Stock registered for offer and sale in the Prior STRK ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $3,114,150.82 (the "Prior STRK Fee Offset"). On November 4, 2025, the registrant entered into an Omnibus Sales Agreement with the sales agents named therein (the "Omnibus Sales Agreement") and filed a prospectus supplement annex relating to the offering of shares of STRK Stock having an aggregate offering price of up to $20,340,632,356.64 pursuant to the Omnibus Sales Agreement (the "Consolidated STRK ATM Offering"), and the registrant applied $2,809,041.33 of the Prior STRK Fee Offset to the registration of such shares of STRK Stock and the balance of $305,109.49 of the Prior STRK Fee Offset remained unused. On May 1, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its class A common stock (the "Class A Common") that were able to be issued and sold from time to time under a Sales Agreement, dated May 1, 2025, with the sales agents named therein (the "Prior Common Sales Agreement", and such offering, the "Prior Common ATM Offering"). The Prior Common Sales Agreement and the Prior Common ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $5,145,634,734.46 of shares of Class A Common under the Prior Common ATM Offering and the balance of $15,854,365,265.54 (the "Unsold Class A Common Stock") of the shares of Class A Common registered for offer and sale in the Prior Common ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $2,427,303.33 (the "Prior Common Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of Class A Common having an aggregate offering price of up to $15,854,365,265.54 pursuant to the Omnibus Sales Agreement, and the registrant applied $2,189,487.85 of the Prior Common Fee Offset to the registration of such shares of Class A Common and the balance of $237,815.47 of the Prior Common Fee Offset remained unused. On May 22, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Strife Preferred Stock (the "STRF Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated May 22, 2025, with the sales agents named therein (the "Prior STRF Sales Agreement", and such offering, the "Prior STRF ATM Offering"). The Prior STRF Sales Agreement and the Prior STRF ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $440,032,473.12 of shares of STRF Stock under the Prior STRF ATM Offering and the balance of $1,659,967,526.88 (the "Unsold STRF Stock") of shares of STRF Stock registered for offer and sale in the Prior STRF ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $254,141.03 (the "Prior STRF Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $1,659,967,526.88 pursuant to the Omnibus Sales Agreement, and the registrant applied $229,241.52 of the Prior STRF Fee Offset to the registration of such shares of STRF Stock and the balance of $24,899.50 of the Prior STRF Fee Offset remained unused. On July 7, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Stride Preferred Stock (the "STRD Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated July 7, 2025, with the sales agents named therein (the "Prior STRD Sales Agreement", and such offering, the "Prior STRD ATM Offering"). The Prior STRD Sales Agreement and the Prior STRD ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $66,200,887.33 of shares of STRD Stock under the Prior STRD ATM Offering and the balance of $4,133,799,112.67 (the "Unsold STRD Stock") of shares of STRD Stock registered for offer and sale in the Prior STRD ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $632,884.65 (the "Prior STRD Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $4,133,799,112.67 pursuant to the Omnibus Sales Agreement, and the registrant applied $570,877.66 of the Prior STRF Fee Offset to the registration of such shares of STRD Stock and the balance of $62,006.98 of the Prior STRD Fee Offset remained unused. On July 31, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its STRC Stock that were able to be issued and sold from time to time under a Sales Agreement, dated July 31, 2025, with the sales agents named therein (the "Prior STRC Sales Agreement", and such offering, the "Prior STRC ATM Offering"). The Prior STRC Sales Agreement and the Prior STRC ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had not sold any shares of STRC Stock under the Prior STRC ATM Offering and all of the $4,200,000,000 (the "Unsold STRC Stock") of shares of STRC Stock registered for offer and sale in the Prior STRC ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $643,020.00 (the "Prior STRC Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRC Stock having an aggregate offering price of up to $4,200,000,000 pursuant to the Omnibus Sales Agreement, and the registrant applied $580,020.00 of the Prior STRC Fee Offset to the registration of such shares of STRC Stock and the balance of $63,000.00 of the Prior STRC Fee Offset remained unused.

[9]	On March 10, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 8.00% Series A Perpetual Strike Preferred Stock (the "STRK Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated March 10, 2025, with the sales agents named therein (the "Prior STRK Sales Agreement", and such offering, the "Prior STRK ATM Offering"). The Prior STRK Sales Agreement and the Prior STRK ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $659,367,643.36 of shares of STRK Stock under the Prior STRK ATM Offering and the balance of $20,340,632,356.64 (the "Unsold STRK Stock") of shares of STRK Stock registered for offer and sale in the Prior STRK ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $3,114,150.82 (the "Prior STRK Fee Offset"). On November 4, 2025, the registrant entered into an Omnibus Sales Agreement with the sales agents named therein (the "Omnibus Sales Agreement") and filed a prospectus supplement annex relating to the offering of shares of STRK Stock having an aggregate offering price of up to $20,340,632,356.64 pursuant to the Omnibus Sales Agreement (the "Consolidated STRK ATM Offering"), and the registrant applied $2,809,041.33 of the Prior STRK Fee Offset to the registration of such shares of STRK Stock and the balance of $305,109.49 of the Prior STRK Fee Offset remained unused. On May 1, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its class A common stock (the "Class A Common") that were able to be issued and sold from time to time under a Sales Agreement, dated May 1, 2025, with the sales agents named therein (the "Prior Common Sales Agreement", and such offering, the "Prior Common ATM Offering"). The Prior Common Sales Agreement and the Prior Common ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $5,145,634,734.46 of shares of Class A Common under the Prior Common ATM Offering and the balance of $15,854,365,265.54 (the "Unsold Class A Common Stock") of the shares of Class A Common registered for offer and sale in the Prior Common ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $2,427,303.33 (the "Prior Common Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of Class A Common having an aggregate offering price of up to $15,854,365,265.54 pursuant to the Omnibus Sales Agreement, and the registrant applied $2,189,487.85 of the Prior Common Fee Offset to the registration of such shares of Class A Common and the balance of $237,815.47 of the Prior Common Fee Offset remained unused. On May 22, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Strife Preferred Stock (the "STRF Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated May 22, 2025, with the sales agents named therein (the "Prior STRF Sales Agreement", and such offering, the "Prior STRF ATM Offering"). The Prior STRF Sales Agreement and the Prior STRF ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $440,032,473.12 of shares of STRF Stock under the Prior STRF ATM Offering and the balance of $1,659,967,526.88 (the "Unsold STRF Stock") of shares of STRF Stock registered for offer and sale in the Prior STRF ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $254,141.03 (the "Prior STRF Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $1,659,967,526.88 pursuant to the Omnibus Sales Agreement, and the registrant applied $229,241.52 of the Prior STRF Fee Offset to the registration of such shares of STRF Stock and the balance of $24,899.50 of the Prior STRF Fee Offset remained unused. On July 7, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Stride Preferred Stock (the "STRD Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated July 7, 2025, with the sales agents named therein (the "Prior STRD Sales Agreement", and such offering, the "Prior STRD ATM Offering"). The Prior STRD Sales Agreement and the Prior STRD ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $66,200,887.33 of shares of STRD Stock under the Prior STRD ATM Offering and the balance of $4,133,799,112.67 (the "Unsold STRD Stock") of shares of STRD Stock registered for offer and sale in the Prior STRD ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $632,884.65 (the "Prior STRD Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $4,133,799,112.67 pursuant to the Omnibus Sales Agreement, and the registrant applied $570,877.66 of the Prior STRF Fee Offset to the registration of such shares of STRD Stock and the balance of $62,006.98 of the Prior STRD Fee Offset remained unused. On July 31, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its STRC Stock that were able to be issued and sold from time to time under a Sales Agreement, dated July 31, 2025, with the sales agents named therein (the "Prior STRC Sales Agreement", and such offering, the "Prior STRC ATM Offering"). The Prior STRC Sales Agreement and the Prior STRC ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had not sold any shares of STRC Stock under the Prior STRC ATM Offering and all of the $4,200,000,000 (the "Unsold STRC Stock") of shares of STRC Stock registered for offer and sale in the Prior STRC ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $643,020.00 (the "Prior STRC Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRC Stock having an aggregate offering price of up to $4,200,000,000 pursuant to the Omnibus Sales Agreement, and the registrant applied $580,020.00 of the Prior STRC Fee Offset to the registration of such shares of STRC Stock and the balance of $63,000.00 of the Prior STRC Fee Offset remained unused.

[10]	On March 10, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 8.00% Series A Perpetual Strike Preferred Stock (the "STRK Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated March 10, 2025, with the sales agents named therein (the "Prior STRK Sales Agreement", and such offering, the "Prior STRK ATM Offering"). The Prior STRK Sales Agreement and the Prior STRK ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $659,367,643.36 of shares of STRK Stock under the Prior STRK ATM Offering and the balance of $20,340,632,356.64 (the "Unsold STRK Stock") of shares of STRK Stock registered for offer and sale in the Prior STRK ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $3,114,150.82 (the "Prior STRK Fee Offset"). On November 4, 2025, the registrant entered into an Omnibus Sales Agreement with the sales agents named therein (the "Omnibus Sales Agreement") and filed a prospectus supplement annex relating to the offering of shares of STRK Stock having an aggregate offering price of up to $20,340,632,356.64 pursuant to the Omnibus Sales Agreement (the "Consolidated STRK ATM Offering"), and the registrant applied $2,809,041.33 of the Prior STRK Fee Offset to the registration of such shares of STRK Stock and the balance of $305,109.49 of the Prior STRK Fee Offset remained unused. On May 1, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its class A common stock (the "Class A Common") that were able to be issued and sold from time to time under a Sales Agreement, dated May 1, 2025, with the sales agents named therein (the "Prior Common Sales Agreement", and such offering, the "Prior Common ATM Offering"). The Prior Common Sales Agreement and the Prior Common ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $5,145,634,734.46 of shares of Class A Common under the Prior Common ATM Offering and the balance of $15,854,365,265.54 (the "Unsold Class A Common Stock") of the shares of Class A Common registered for offer and sale in the Prior Common ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $2,427,303.33 (the "Prior Common Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of Class A Common having an aggregate offering price of up to $15,854,365,265.54 pursuant to the Omnibus Sales Agreement, and the registrant applied $2,189,487.85 of the Prior Common Fee Offset to the registration of such shares of Class A Common and the balance of $237,815.47 of the Prior Common Fee Offset remained unused. On May 22, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Strife Preferred Stock (the "STRF Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated May 22, 2025, with the sales agents named therein (the "Prior STRF Sales Agreement", and such offering, the "Prior STRF ATM Offering"). The Prior STRF Sales Agreement and the Prior STRF ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $440,032,473.12 of shares of STRF Stock under the Prior STRF ATM Offering and the balance of $1,659,967,526.88 (the "Unsold STRF Stock") of shares of STRF Stock registered for offer and sale in the Prior STRF ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $254,141.03 (the "Prior STRF Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $1,659,967,526.88 pursuant to the Omnibus Sales Agreement, and the registrant applied $229,241.52 of the Prior STRF Fee Offset to the registration of such shares of STRF Stock and the balance of $24,899.50 of the Prior STRF Fee Offset remained unused. On July 7, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its 10.00% Series A Perpetual Stride Preferred Stock (the "STRD Stock") that were able to be issued and sold from time to time under a Sales Agreement, dated July 7, 2025, with the sales agents named therein (the "Prior STRD Sales Agreement", and such offering, the "Prior STRD ATM Offering"). The Prior STRD Sales Agreement and the Prior STRD ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had sold $66,200,887.33 of shares of STRD Stock under the Prior STRD ATM Offering and the balance of $4,133,799,112.67 (the "Unsold STRD Stock") of shares of STRD Stock registered for offer and sale in the Prior STRD ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $632,884.65 (the "Prior STRD Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRF Stock having an aggregate offering price of up to $4,133,799,112.67 pursuant to the Omnibus Sales Agreement, and the registrant applied $570,877.66 of the Prior STRF Fee Offset to the registration of such shares of STRD Stock and the balance of $62,006.98 of the Prior STRD Fee Offset remained unused. On July 31, 2025, the registrant filed a prospectus supplement with the Securities and Exchange Commission under the Registration Statement relating to the offering of shares of its STRC Stock that were able to be issued and sold from time to time under a Sales Agreement, dated July 31, 2025, with the sales agents named therein (the "Prior STRC Sales Agreement", and such offering, the "Prior STRC ATM Offering"). The Prior STRC Sales Agreement and the Prior STRC ATM Offering were terminated effective as of November 4, 2025. Prior to such termination, the registrant had not sold any shares of STRC Stock under the Prior STRC ATM Offering and all of the $4,200,000,000 (the "Unsold STRC Stock") of shares of STRC Stock registered for offer and sale in the Prior STRC ATM Offering remained unsold at the termination, with respect to which the registrant previously paid a filing fee of $643,020.00 (the "Prior STRC Fee Offset"). On November 4, 2025, the registrant filed a prospectus supplement annex relating to the offering of shares of STRC Stock having an aggregate offering price of up to $4,200,000,000 pursuant to the Omnibus Sales Agreement, and the registrant applied $580,020.00 of the Prior STRC Fee Offset to the registration of such shares of STRC Stock and the balance of $63,000.00 of the Prior STRC Fee Offset remained unused.

Table 3: Combined Prospectuses	☑Not Applicable
Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date

Narrative Disclosure
The maximum aggregate offering price of the securities to which the prospectus relates is $21,000,000,000.00. The prospectus is a final prospectus for the related offering.